UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22218

T. Rowe Price Global Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Global Real Estate Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Real estate stocks produced positive returns in 2016, although solid results in the first half of the year were offset by losses over the past six months. Strong results in the first half of the year were driven by investor demand for yield-oriented assets as sovereign debt in many developed markets ended the period with negative yields. Real estate investments were pressured in the fourth quarter as inflation expectations and interest rates moved higher following the U.S. presidential election. Most major currencies weakened against the dollar in the final quarter of the year, eroding returns for U.S. investors. Although, for the full year, currency movements were not a significant factor in our overall returns. Fundamentals remain positive in many markets and property types around the world as demand exceeds supply. While our fund delivered positive absolute returns, our stock selection in some markets underperformed.

During the 12-month period ended December 31, 2016, the Global Real Estate Fund returned 2.96%, which trailed the 4.99% gain turned in by the benchmark FTSE EPRA/NAREIT Developed Real Estate Index and the 3.77% return for our peer group as represented by the Lipper Global Real Estate Index. (Returns for the Advisor Class were slightly lower, reflecting its different fee structure.) Positive results during the first half of the year were partially offset by losses over the last six months.

DIVIDEND DISTRIBUTION

On December 15, 2016, your fund’s Board of Directors declared a fourth-quarter dividend of $0.10 per share to shareholders of record on that day. You should have received your check or statement reflecting this distribution. The dividend was distributed on December 19. The fourth-quarter distribution brings the total amount of distributions for the year to $0.69; however, a portion of this amount has been reclassified as capital gains for tax purposes. Please remember to use your IRS Form 1099-DIV, not your year-end T. Rowe Price account statement, for tax-filing purposes, in order to accurately reflect the reclassification of a portion of the fund’s income distribution.

MARKET ENVIRONMENT AND STRATEGY

U.S. stocks rose in 2016, with major indexes reaching record highs in the final weeks of the year. The year began amid fears of a global economic slowdown, but equities gradually worked their way higher through late June as commodity prices recovered and the U.S. dollar weakened due to diminishing expectations for Federal Reserve interest rate increases in 2016. Donald Trump’s unexpected election victory sparked a sharp rally in the U.S. dollar and the broader equity market in the year’s closing weeks due to the potential for a friendlier U.S. regulatory environment and stimulative fiscal policies, including tax cuts and increased infrastructure spending.

International developed markets stocks generally produced modest gains in U.S. dollar terms. Sluggish economic growth and doubts about the efficacy of stimulus policies weighed on Japanese stocks in the first half of the year, but they saw strong gains in the second half as a weaker currency benefited the country’s exporters. European equity markets were widely mixed. Concerns about Britain’s decision to leave the European Union (EU) weighed on several markets, particularly in the UK, and economic growth remained muted.

The yield on the benchmark 10-year U.S. Treasury note finished 2016 little changed from 12 months earlier, but this masked considerable volatility in the fixed income markets. Yields on many bonds reached record lows in the summer, and some government bond yields were in negative territory. However, yields moved higher as policy expectations changed following the November election. In December, after delaying additional rate increases for a year, the Federal Reserve judged that the economy had strengthened enough for it to lift its short-term lending rate to a range of 0.50% to 0.75%—an increase of a quarter percentage point.

In the real estate universe, U.S. real estate investment trusts (REITs) continue to make up the largest portion of the global market. U.S. REITs gained 8% in 2016, outperforming the index. The net lease sector performed well, benefiting from low interest rates, given its long-term lease structure and perceived bond-like cash flows. Lodging stocks, a sector historically known for its cyclicality, enjoyed significant gains following the U.S. election due to hopes of a strengthening economy. Continuing the trends we saw in the first half of the year, industrial warehouses and data centers also outperformed because of solid demand drivers associated with technology, e-commerce, and cloud computing. Retail real estate stocks performed poorly on a relative basis due to concerns around growing e-commerce sales and store closing announcements from a few prominent department stores. After significant outperformance in 2015, the self-storage sector posted negative returns, as increasing supply and high valuations weighed on otherwise solid fundamentals.

Japanese real estate stocks, the second-largest index component, were up 1% in local currency but rose 4% in U.S. dollar terms due to the appreciation of the yen. Early in the year, the Bank of Japan (BoJ) eased monetary policy further by introducing negative interest rates. In the second half, the BoJ revised its policy, deciding to maintain a 0% yield target for the 10-year government bond. Japanese REITs (J-REITs) performed very well given their attractive dividend yields. In contrast, Japanese developers, whose share prices tend to be highly correlated to expectations for the Japanese economy and inflation, were down significantly early in the year and then trimmed losses following the depreciation of the yen after the U.S. election. Rents are growing in the Tokyo office market and are largely stable in the logistics and residential sectors. However, the supply pipeline continues to grow for office and logistics properties.

Among other key real estate markets, Hong Kong stocks were up 5%, performing in line with the index. The stocks were down early in the year following declines in residential prices and concerns about slowing growth in China. They rebounded in the third quarter following a delay in Fed interest rate hikes but lagged later in the year. Residential prices followed a similar path, down early in the year and then rebounding. They ultimately ended the year off only a few percentage points from their peak in 2015. Retail sales in Hong Kong remain challenging. Sales have decreased on a year-over-year comparison, although at a decelerating rate, and this is putting pressure on retail rents. Hong Kong office rents increased in 2016 as demand was steady against a backdrop of low vacancy.

Australia posted very strong returns, rising 13%. The Reserve Bank of Australia cut interest rates twice in 2016 to a new record low, driving a continued search for investments that offer higher yields. Commercial real estate values and our investments benefited as the above-average cash flow and dividend yields remain very attractive to investors. Lower rates also pushed home prices to new highs in Sydney and Melbourne. Sydney office rents boomed as low levels of new supply were met with strong demand. Retail sales growth remains solid.

Results varied within Continental Europe, but, on average, real estate stocks in the region were up 3%. The European Central Bank largely stuck to its easy monetary policy amid lackluster inflation data. As a result, cap rates (a measure of the rate of return that a real estate investment is expected to produce) remain low in major European cities while rent growth is generally flat to slightly positive. A series of important elections in 2017 that could put further pressure on a unified Europe creates additional investing uncertainties.

Finally, the UK was the worst-performing region for the year, down 7% in sterling and 23% in U.S. dollars. As we discussed in our previous letter, real estate stocks declined significantly following the EU referendum in late June, and uncertainty persists around when and how the UK will exit the EU. Fears of potential job losses and job transfers have hurt London office stocks. However, since the referendum, we have seen only a very slight decline in property values. Yields remain attractive relative to gilts, and the sterling devaluation has added further to the appeal of London property to foreign buyers.

PORTFOLIO REVIEW

Stock selection in Brazil and Japan was particularly beneficial to the portfolio. In Brazil, mall owners Iguatemi Empresa de Shopping Centers, Multiplan Empreendimentos Imobiliarios, and BR Malls Participacoes, which we eliminated earlier in the year, were significant out-of-index contributors for the reporting period. In an encouraging move, Brazil’s central bank cut interest rates for the first time in four years amid signs of slowing inflation and optimism that the country is beginning to emerge from its deepest recession on record. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In Japan, our J-REIT positions posted strong positive returns, as reflected in the performance of Nippon Accommodations Fund, Nippon Prologis REIT, and Mitsui Fudosan Logistics Park—a new position we initiated in the second half of 2016. The companies’ attractive dividend yields and stable cash flows appealed to investors in Japan’s extremely low interest rate environment. Offsetting some of these gains, our holdings in Mitsubishi Estate and Mitsui Fudosan underperformed, posting negative absolute returns and detracting from performance as the market remains concerned about the Japanese economy and its lack of inflation despite significant easing measures from the central bank. We trimmed our positions in the Japanese developers following an improvement in performance late in the year.

Stock selection in Continental Europe was also helpful to fund performance. Office landlords Gecina and Hufvudstaden benefited from improving occupancy and rents in their respective markets, Paris and Stockholm, and their strong stock performance added to our results. In Australia, our stock selection and overweight position in the country added value. Our positions in Vicinity Centres and Scentre posted solid increases, up over 10%, as retail sales continue to grow at a healthy pace. We added to these positions. We eliminated Stockland on strength as very strong gains in home prices in Sydney and Melbourne heightened concerns over the residential market overheating.

Stock selection in the U.S. was the largest detractor from relative results. Our U.S. holdings posted positive absolute returns but trailed the index, largely as a result of our relative lack of exposure to certain niche and specialty REITs that performed well during the period. Despite this short-term underperformance, we continue to believe that our positioning in higher-quality traditional real estate will lead to better risk-adjusted long-term returns.

Two of our largest holdings, apartment landlords AvalonBay Communities and Equity Residential, were down for the year in response to increased supply in San Francisco and New York City, which resulted in cuts to earnings guidance and decreased expectations for rent growth over the near term. We added aggressively to Equity Residential at a large discount to net asset value, helping our performance in the second half of the year. Another top holding, industrial landlord Prologis, was a positive contributor, recording strong double-digit returns. U.S. industrial market vacancy is at the lowest level in over a decade and average rents for logistics warehouses continue to increase.

New York City office landlords—including our holdings in SL Green Realty, Vornado Realty Trust, and Boston Properties—underperformed in 2016 as vacancies increased and rents flattened in Manhattan. On the West Coast, Los Angeles office market specialist Douglas Emmett fared better, posting double-digit returns as the West Los Angeles office market continues to improve amid strong leasing demand and limited new supply. We trimmed our position. Corporate Office Properties Trust was also a positive contributor following a management change and stabilizing office fundamentals in Washington, D.C. We eliminated the company from our portfolio following the stock’s outperformance.

The difficult environment for retail real estate stocks we previously discussed hurt our investments in mall owners General Growth Properties; Macerich Company; and Simon Property Group, our largest holding. We trimmed our exposure to Simon and General Growth to manage position sizes.

UK real estate stocks were the worst performers this year following a dramatic decline in stock prices and the pound after the vote to leave the EU. Our investments in Great Portland Estates and Derwent London declined over 30% in 2016, hurting our performance. However, we added to our positions after Brexit as both Great Portland and Derwent own excellent office assets with significant redevelopment potential in the prime West End of London and have the financial wherewithal to take advantages of opportunities in the market should they arise. We initiated a position in UNITE earlier in the year and added to it after Brexit as we believe the company offers a superior student housing product and has strong development opportunities near top universities. Shaftesbury, a large holding for the fund, was a relative outperformer.

Stock selection in Hong Kong and Mexico also hampered results. Our Hong Kong stocks posted positive absolute returns but underperformed the index. Our largest Hong Kong position, Hongkong Land Holdings, was down in 2016 and detracted from performance. Office supply in Hong Kong is expected to increase over the next few years, but in more secondary locations. We believe Hongkong Land’s properties in Central, the city’s prime business district, will fare well given their superior locations. Wharf Holdings was a positive contributor as retail sales declines in Hong Kong appear to be decelerating. We trimmed Wharf on strength. In Mexico, Concentradora Fibra Danhos performed poorly after the U.S. election, primarily due to the decline in the peso relative to the dollar. We added to our position.

OUTLOOK

Real estate cycles tend to be reasonably long. And this one is no exception as it is entering its eighth year. Looking into 2017, we expect fundamentals to remain positive, as demand exceeds supply in most markets where we invest. Occupancy rates are high and rents are growing. We expect some deceleration in rent growth in certain markets and property types around the world as supply pipelines—although still below previous peaks—have increased. On the other hand, a renewed sense of optimism, as evidenced by rising consumer confidence, may also stimulate demand above our expectations. It is our belief that fundamentals will drive real estate values in the long run. Growing rents translate into growing net asset values and higher dividends over time.

Real estate tends to be correlated with interest rates in the short run. In the last six months, the narrative in the market has shifted quickly from interest rates being “lower for longer” and worries about deflation to the potential end of the multi-decade bull market for bonds and rising inflation expectations. While we cannot predict short-term rate movements, we offer a few observations. First, interest rates around the globe, even after rising late in 2016, are low on an absolute basis and relative to history, providing support to real estate values. As a result, the dividend yields offered by our investments remain attractive. Second, should rates rise because the economy is improving, we believe we are well placed. A further shift up in interest rates will expose those companies that own inferior real estate locations, which lack pricing power, and highlight those that own properties where demand exceeds supply and thus rents, cash flows, and dividends can be increased. We are invested in the latter. We favor companies where we believe rent growth is sustainable over cycles and therefore can outperform other types of real estate in an inflationary environment.

Lastly, as the cycle continues, we remain focused on investing where we find the best risk-adjusted returns. This means a persistent focus on leverage and balance sheet strength. We prefer investing in companies that have low leverage and significant financial flexibility. We believe our fundamentally driven, bottom-up approach to stock selection, which favors high-quality real estate, well-capitalized balance sheets, and strong management teams will produce attractive returns for our shareholders over the long run.

Thank you for your continued support and confidence.

Respectfully submitted,

Nina Jones
President of the fund and chair of its Investment Advisory Committee

January 26, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments; trading days and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

FTSE EPRA/NAREIT Developed Real Estate Index: A total return index composed of the most actively traded REITs and REIT-type structures, designed to be a measure of global real estate equity performance.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Net lease: A type of lease that requires the tenant to pay expenses in addition to rent such as taxes or maintenance fees.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/16
Simon Property Group	5.2%
AvalonBay Communities	4.6
Equity Residential	4.1
Prologis	3.7
Vornado Realty Trust	3.4
SL Green Realty	3.2
Boston Properties	3.0
Scentre	2.9
General Growth Properties	2.9
Regency Centers	2.8
Essex Property Trust	2.5
Hongkong Land Holdings	2.4
Vicinity Centres	2.4
PSP Swiss Property	2.4
Nippon Accommodations Fund	2.3
Mitsui Fudosan	2.3
Macerich Company	2.3
Public Storage	2.2
Federal Realty Investment Trust	2.2
Cheung Kong Property Holdings	2.1
Mitsubishi Estate	2.0
Klepierre	2.0
Shaftesbury	2.0
Gecina	1.9
American Campus Communities	1.9
Total	68.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

I Class

	11/29/16 Through 12/31/16
NET ASSET VALUE	
Beginning of period	$ 19.66
Investment activities	
Net investment loss[1]	(0.03)[2]
Net realized and unrealized gain / loss	0.43
Total from investment activities	0.40
Distributions	
Net investment income	(0.03)
Net realized gain	(0.35)
Tax return of capital	—[3]
Total distributions	(0.38)
NET ASSET VALUE	
End of period	**$ 19.68**

Ratios/Supplemental Data

Total return[4]	**2.06%[2]**
Ratio of total expenses to average net assets	0.74%[2]
Ratio of net investment loss to average net assets	(2.03)%[2][5]
Portfolio turnover rate	17.5%[2][5]
Net assets, end of period (in thousands)	$ 250

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 5. Excludes expenses waived (0.12% of average net assets) related to the contractual operating expense limitation in effect through 4/30/19.
(3) Amounts round to less than $0.01 per share.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(5) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 6.4%		
Common Stocks 6.4%		
Charter Hall Retail REIT	812,767	2,480
Scentre	2,046,553	6,869
Vicinity Centres	2,650,804	5,734
Total Australia (Cost $15,040)		15,083
BRAZIL 1.1%		
Common Stocks 1.1%		
Iguatemi Empresa de Shopping Centers	218,740	1,786
Multiplan Empreendimentos	42,900	780
Total Brazil (Cost $2,380)		2,566
CANADA 1.8%		
Common Stocks 1.8%		
Brookfield Canada Office Properties	141,000	2,755
Canadian Real Estate Investment Trust	46,000	1,586
Total Canada (Cost $5,739)		4,341
FRANCE 5.4%		
Common Stocks 5.4%		
Gecina	32,148	4,445
Klepierre	120,026	4,714
Unibail-Rodamco	15,071	3,593
Total France (Cost $11,951)		12,752
HONG KONG 6.8%		
Common Stocks 6.8%		
Cheung Kong Property Holdings	826,500	5,012
Hongkong Land Holdings (USD)	909,700	5,741
Hysan Development	631,000	2,601
Sun Hung Kai Properties	94,000	1,177

SWEDEN 0.9%		
Common Stocks 0.9%		
Hufvudstaden, A Shares	135,706	2,140
Total Sweden (Cost $1,370)		2,140
SWITZERLAND 2.3%		
Common Stocks 2.3%		
PSP Swiss Property	63,759	5,509
Total Switzerland (Cost $5,604)		5,509
UNITED KINGDOM 5.8%		
Common Stocks 5.8%		
Derwent London	82,931	2,830
Great Portland Estates	382,552	3,146
Shaftesbury	411,783	4,605
UNITE	397,217	2,969
Total United Kingdom (Cost $12,381)		13,550
UNITED STATES 53.5%		
Common Stocks 53.5%		
American Campus Communities, REIT	89,100	4,434
AvalonBay Communities, REIT	60,800	10,771
Boston Properties, REIT	56,800	7,144
Douglas Emmett, REIT	118,100	4,318
Equity Residential, REIT	151,100	9,725
Essex Property Trust, REIT	24,720	5,747
Federal Realty Investment Trust, REIT	36,100	5,130
General Growth Properties, REIT	267,900	6,692
Hilton Worldwide Holdings	76,841	2,090
Kilroy Realty, REIT	34,600	2,533
Kimco Realty, REIT	138,400	3,482

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/16	12/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 3,308	$ 3,114
Net realized gain	2,752	5,323
Change in net unrealized gain / loss	(91)	(7,012)
Increase in net assets from operations	5,969	1,425
Distributions to shareholders		
Net investment income		
Investor Class	(3,228)	(2,368)
Advisor Class	(510)	(306)
I Class	(1)	–
Net realized gain		
Investor Class	(3,628)	(2,598)
Advisor Class	(570)	(398)
I Class	(4)	–
Tax return of capital		
Investor Class	(354)	–
Advisor Class	(56)	–
Decrease in net assets from distributions	(8,351)	(5,670)
Capital share transactions*		
Shares sold		
Investor Class	44,370	64,292
Advisor Class	11,368	19,888
I Class	250	–
Distributions reinvested		
Investor Class	6,589	4,511
Advisor Class	1,136	704
Shares redeemed		
Investor Class	(49,565)	(51,460)
Advisor Class	(11,072)	(8,351)
Redemption fees received	19	29
Increase in net assets from capital share transactions	3,095	29,613
Net Assets		
Increase during period	713	25,368
Beginning of period	233,707	208,339
End of period	**$ 234,420**	**$ 233,707**

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has three classes of shares: the Global Real Estate Fund (Investor Class), the Global Real Estate Fund–Advisor Class (Advisor Class), and the Global Real Estate Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $44,090,000 and $41,250,000, respectively, for the year ended December 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Reclassifications between income and gain relate primarily to the character of dividends received from real estate investment trusts (REITs). For the year ended December 31 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. Certain dividends declared by REITs in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group) The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

The Investor Class and Advsior Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $99,000 of expenses were repaid to Price Associates during the year ended December 31, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $273,000 remain subject to repayment by the fund at December 31, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $205,000 for T. Rowe Price Services, Inc.; and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of December 31, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 575,000 shares of the Investor Class, representing 6% of the Investor Class’s net assets, and 12,716 shares of the I Class, representing 100% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Global Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Real Estate Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 21, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$2,292,000 from short-term capital gains,
●

$2,147,000 from long-term capital gains, of which $1,789,000 was subject to a long-term capital gains tax rate of not greater than 20%, and $358,000 to a long-term capital gains tax rate of not greater than 25%.

For taxable non-corporate shareholders, $1,449,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $37,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2009	of the Board, Mesa Biotech, a molecular diagnostic company
[187]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2008	present); Director and Advisory Board Member, Deutsche Bank
[187]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2008	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2008	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director,
2008	and Vice President, T. Rowe Price Group, Inc.; Vice President,
[131]	T. Rowe Price Trust Company; Director, United Technologies
(January 2016 to present)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Real
Estate Fund	Principal Occupation(s)

Harishankar Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe Price,
Vice President	T. Rowe Price Group, Inc., and T. Rowe Price
International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Equity
Sales, JP Morgan Chase Securities Ltd. (to 2012)

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Daniel A. McCulley (1987)	Employee, T. Rowe Price; formerly, summer
Vice President	intern, Clearbridge Investments (to 2015);
Associate Research Analyst, T. Rowe Price
(to 2013)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Viral S. Patel (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Preeta Ragavan (1987)	Vice President, T. Rowe Price; formerly, intern,
Vice President	T. Rowe Price (to 2013)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Real Estate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017